EXHIBIT 99.1

Cover Slide

Levi Strauss & Co.
Financial Community Meeting
October 2002

Slide 1:    Forward Looking Statements

This presentation contains forward-looking statements relating to possible or assumed future results of Levi Strauss & Co. It reflects the current views of Levi Strauss & Co. with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in our Securities and Exchange Commission filings. Information contained herein about entities other than Levi Strauss & Co. has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to the accuracy or completeness of the information. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward-looking statements and opinions in this presentation are made as of the date of this presentation, and we undertake no obligation to update or revise them for any reason.

Slide 2:    The Great LS&CO. Turnaround

Slide 3:    Best Known Apparel Brands in the World

Levi’s® logo, Dockers® logo

Slide 4:    Global Franchise

Americas

•	2001 Net Sales: $2.9bn

•	67% of Global

•	66% Levi’s® Brand

•	34% Dockers® Brand

Asia Pacific

•	2001 Net Sales: $0.3bn

•	8% of Global

•	95% Levi’s® Brand

•	5% Dockers® Brand

Europe

•	2001 Net Sales: $1.1bn

•	25% of Global

•	91% Levi’s® Brand

•	9% Dockers® Brand

Global

•	2001 Net Sales: $4.3bn

•	75% Levi’s® Brand

•	25% Dockers® Brand

Slide 5:    Levi’s® brand health is strong

•	According to August NPD study, in the U.S. Levi’s® is:

—	#1 in brand awareness

—	#1 in brand retention—intent to buy; willing to pay premium

—	#1 in purchase intent

•	Leading market share in U.S. department, chain and family apparel stores

Slide 6:    Most Americans wear Levi’s® products

Own and Wear Levi’s® jeans
Women 14-24	50%
Men 25-34	80%
Men 15-24	70%

Source:  Market Facts, 2002 Q2 Brand Vision Continuous Tracking

Slide 7:    Levi’s® U.S. brand scores:

Men 15-24

	Purchase Intent	Brand Awareness	Ad Awareness	Wear Most Often
LS&CO.	45%	84%	50%	28%
Wrangler	27%	39%	11%	11%
Tommy Hilfiger	25%	28%	11%	5%
Polo	25%	15%	4%	3%

Source:  Market Facts, Q2 2002 Brand Vision Continuous Tracking

Slide 8:    Levi’s® U.S. brand scores:

Women 15-24

	Purchase Intent	Brand Awareness	Ad Awareness	Wear Most Often
LS&CO.	34%	63%	34%	12%
LEI	35%	24%	12%	8%
Mudd	32%	28%	13%	6%
Gap	29%	27%	15%	6%
Tommy Hilfiger	20%	20%	8%	3%

Source:  Market Facts, Q2 2002 Brand Vision Continuous Tracking

Slide 9:    Dockers® Men’s U.S. brand scores:

Own & Wear	70%
Plan to Purchase	50%
Credit for “Original” Khaki	70%
Aware of Dockers® Brand Advertising	80%

Source:  Market Facts, Q2 2002 Brand Vision Continuous Tracking

Slide 10:    Dockers® U.S. brand scores:

Competitive Key Measure Summary—Men 15-24

	Unaided Brand Awareness	Total Awareness	Wear Most Often	Purchase Intent
Dockers	72%	97%	39%	50%
Haggar	18%	72%	18%	19%
Gap	11%	76%	2%	15%
Tommy Hilfiger	10%	74%	2%	15%
Polo	7%	65%	2%	18%
Savane	4%	21%	2%	25%

Source:  3/18/02-6/23/02 Market Facts, 2002 Brand Vision Continuous Tracking

Slide 11:    The turnaround is occurring in three phases

Bar chart and arrow graphic, 1999 to 2003.

Graphic is for illustrative purposes only

1.  Gain control

•	Slow down sales decline

•	Improved operating efficiency

•	Improved management control

•	Financial “health” improves

2.  Stabilize

•	Sales growing at market rates

•	Strong retail relationships

•	Market right products and programs taking hold

•	More efficient supply chain

3.  Profitable Growth

•	Expanded product offering

•	Expanded distribution

•	Global supply chain

•	Strong organizational capabilities

Slide 12:    Our strategic direction is aligned with industry forces

Industry Forces	LS&CO. Strategic Themes
Cheaper Sourcing Options	5. Drive Leadership Value Added
Deflation in Apparel	4. Sell where they shop
Growth of Mass/VISS	3. Achieve operational excellence
Innovation is a Must	2. Revitalize our retail relationships and presence
Increasing Importance of Women’s	1. Innovate and lead from the core

Slide 13:    1. Innovate and lead from the core

•	Overhauled product lines and exited non-core segments

•	Introduced superior fits, finishes and fabrics

•	Clear consumer/product/price segmentation strategy

•	Market leading product innovation

•	Product-focused advertising

Slide 14:    Photo of Levi’s® Engineered Jeans™

Slide 15:    Twisted Road Trip Commercial featuring Levi’s® Engineered Jeans™

Slide 16:    Photo of Levi’s® Low Rise Jeans

Slide 17:    Belly Button Commercial featuring Levi’s® Low Rise Jeans

Slide 18:    Dockers® Go Khaki™ Photo

Slide 19:    Dockers® Go Khaki™ Bachelor Party Commercial

Slide 20:    2. Revitalize retailer relationships and presence

•	More timely and competitive go-to-market process

•	More collaborative account planning

•	Win/win economics

•	Create an easier and more appealing shopping experience

Slide 21:    Upgraded retail presentation

Slide 22:    3. Achieve operational excellence

•	Moved from manufacturing to marketing organization

—	Strategic shift to 90% contract manufacturing in 2003 from 40% in 1997

•	Lowered cost of sourcing worldwide

•	Improved flexibility and speed to market

—	Reduced “go-to-market” by one-third

•	Established demand driven replenishment program—driving improved fill rates

•	Reduced product development cycle

Slide 23:    4. Sell where they shop

Recent U.S. Additions

High-End Specialty Stores

Barneys, Sharon Siegel—#1 Denim resource spring—2X volume

Premium Department Stores

Nordstrom, Bloomingdale’s—Regained after 10 year absence

Saks, Neiman Marcus—First time ever

Multi-Brand Specialty

Pacific Sunwear—First time ever

Mass Channel

Wal-Mart—On the floor for “Back to School” 2003

Slide 24:    LS&CO. jeanswear segmentation strategy

2 brands serve all consumer segments

Consumer	Stores	Product	Price Range
Value-Driven	(logos) Wal-Mart	Levi Strauss Signature™ (new brand)	below $30
Traditional	(logos) Kohl’s, JCPenney, Goody’s	Red Tab™	$ 29-35
Traditional	(logos) May, Federated Department Stores, Inc., Dillard’s	Type I™, Silvertab®, Red Tab™	$ 30-50
Early Adopters	(logo) Pacsun	Type I™, Silvertab®, Pure Blue™	$ 40-80
Trend Influencers	(logos) Saks Fifth Avenue, Neiman Marcus, Nordstrom, Bloomingdale’s	Premium, Special Edition	$ 65-110
Trend Initiators	(logos) Sharon Siegel, Barneys New York	LVC, Red	$145-250

Slide 25:    The consumer segmentation strategy is designed to grow our Red Tab™ jeans business

•	Innovation cascade

—	Use high end retailers as a lab for innovative styles

—	Create lower priced versions of successful products for consumers who shop department and chain stores

—	Maintain rhythm of innovation for all consumer segments

•	New Levi’s® Type 1™ jeans launching worldwide in Spring 2003

Slide 26:    Type 1™ product features

•	Modern interpretation of quintessential Levi’s® jeans

•	Contrast stitching and larger thread; enlarged Levi’s® branding

•	Exaggerated, updated versions of authentic finishes

•	Price points from $34.99 in high volume moderates to $95 in premium specialty stores

Slide 27:    5. Drive Leadership Value Added (LVA)

•	One of the highest industry returns

•	Strong margins and cost control

•	Inventory Turnover

•	Debt reduced by over $700 M since 1997

Return on Management Investment—2001

Chart with Margin (Net Operating Profit after Taxes/Sales) on Y-axis from 2 to 10, and Turns (Sales/Average Management Investment) on X-axis from 1 to 4. The chart shows the following information:

Company	Margin (Net Operating Profit after Taxes/Sales)	Turns (Sales/Average Management Investment)
	(Approx.)	(Approx.)
LS&CO.	7.0	3.5
Tommy Hilfiger	6.0	1.0
Russell	4.7	1.5
VF	6.5	2.4
Liz Claiborne	6.5	2.7
Nike	7.0	2.4
Ralph Lauren	8.5	2.6
Hagger	2.2	2.6
Columbia	10.5	2.8
Jones New York	9.3	3.3
Timberland	9.1	4.2
PVH	2.9	3.0
Gap, Inc.	2.0	3.5
Guess	1.5	2.6
Donna Karan	1.6	4.2

Source:  Company SEC filings

Slide 28:    Growth will be driven by:

•	Building Levi’s® Red Tab™ jeans into the #1 brand worldwide

•	Entry into Mass channel

Bar chart and arrow graphic, 1999 to 2003.

Graphic is for illustrative purposes only

Slide 29:    We will build our Levi’s® Red Tab™ jeans business through:

•	Maintaining a rhythm of new, innovative and market leading products worldwide

•	Reinvesting plant closure savings to improve product and core customer economics

•	Continuing improvements in global supply chain cost, service and speed

Slide 30:    Commitment to Our Core Customers…

Slide 31:    We have overhauled our business model with core U.S. customers

•	Product: on-trend products in core categories; new fabrics, fits and finishes

•	Programs: aligned customer/company objectives through targeted volume incentive plans

•	Promotion: introduced plans to align with customer’s best vehicles

•	Price: improved our customers’ margins through wholesale price reductions

•	Process: reduced bureaucracy so we’re easier to do business with

•	People: upgraded skills, capabilities and tools

Slide 32:    We have the opportunity to grow our business with core U.S. customers

•	In a difficult environment:

—	LS&CO. trends continue to fare well

—	Improved our retail presentation

—	Reduced out of stocks

—	Enhanced our promotional placement

Slide 33:    Growth will be driven by:

•	Building Levi’s® Red Tab™ jeans into the #1 brand worldwide

•	Entry into Mass channel

Bar chart and arrow graphic, 1999 to 2003.

Graphic is for illustrative purposes only

Slide 34:    The Mass Channel is a compelling opportunity…

•	Increases our market opportunity from 53% to 84% in the U.S.

•	Complements our consumer product segmentation strategy

•	Leverages brand equity → profitable growth vehicle

Slide 35:    Most Americans shop at Wal-Mart

% of adults that shop
Wal-Mart	67%
JCPenny	33%
Target	26%
Sears	24%
Costco	12%
Macy’s	10%

Source:    NPDFashionworld

Slide 36:    Mass controls a large portion of apparel

2001 U.S. Apparel Market

Mass	19%
Vertically Integrated Specialty Stores	17%
Chains, Department Stores, Multi-Brand Specialty Stores and Other	64%

$35 Billion through Mass

Source:    NPDFashionworld

Slide 37:    And, Mass has shown strength in a relatively flat U.S. jeans market

	1997	2001	Growth (%)
	(in Millions)
Mass Merchants	151	165	9
Department Store	79	76	(4)
Chains	120	101	(16)
Specialty Stores	95	108	14
Other	73	78	7
Total Pairs	518	529	2

Source:    NPDFashionworld

Slide 38:    We are differentiating our mass channel product offering

Levi Strauss Signature™ logo

•	Leverages company’s 150 year-old history

•	Packaging highlights the features and benefits

—	Quality and authenticity

•	Distinct from Red Tab™ product with no tab and no arcuate (stitching) on back pocket

—	Basic fits and finishes

•	Aligns with Mass retailers desire for more stylish and better branded apparel

Slide 39:    Levi Strauss Signature™ brand is supported by extensive market research

•	Appeal among male/female and younger/older consumers

•	Broad appeal to consumers, including those that do not currently purchase Levi’s® jeans

•	75% of consumers believe that it is very appropriate for LS&CO. to offer a product in Mass

•	Potential for extension to khakis is strong

Source:    LS&CO. Research

Slide 40:    Mass channel product and pricing strategy

•	LS&CO. high quality standards

•	Product for men, women and children

•	Targeted product offering

—	Initial focus on jeanswear

—	Range of denim and non-denim pants and shirts, as well as denim jackets

•	Premium pricing in channel—MSRP below $30

•	Provides desired margins to both LS&CO. and retail customer

Slide 41:    Mass channel promotion and placement

•	Maximize brand identification

—	Relevant signage

—	Focused packaging

—	Leverage customer promotions

•	Full U.S. rollout

•	Full range presentation with prime real estate

Slide 42:

Revitalized Levi’s® logo + Dockers® logo + New Levi Strauss Signature™ logo = Formula for Growth

Slide 43:

Bill Chiasson
Chief Financial Officer

Slide 44:    Third Quarter 2002 Results

Slide 45:    Third quarter results

		Favorable / (Unfavorable) Vs. 2001
	Amount	Amount		%
	($ In Millions)
Revenue	$1,018	$34		3.5%
EBITDA	$115	$3		2.7%
EBITDA(1)	$102	$(10)		(8.7%)

% of Revenue
Gross Margin	40.7	.1	pts
Gross Margin(1)	41.1%	.5	pts
MG&A	33.4%	(1.5	) pts
EBITDA	11.3%	(.1	) pts
EBITDA(1)	10.0%	(1.3	) pts

(1)	Excludes restructuring charges, related expenses and reversals

Slide 46:    We are making progress in each region

	3Q 2002 Revenues
		Favorable / (Unfavorable) vs. 2001
	As Reported	As Reported	Constant Currency
	($ In Millions)
Americas	$684	(0.9%)	0.1%
Europe	$255	14.6%	2.4%
Asia Pacific	$79	10.9%	7.2%
Total LS&CO.	$1,018	3.5%	1.2%

Slide 47:    Key drivers of stabilization

•	Product innovation

•	Improved account planning

•	Faster delivery times

•	Competitive retailer profit margins

Slide 48:    Nine-Month 2002 results

		Favorable / (Unfavorable) vs. 2001
	Amount	Amount		%
	($ In Millions)
Revenue	$2,877	$(147)		(4.9)%
EBITDA	$175	$(224)		(56.1)%
EBITDA(1)	$333	$(65)		(16.4)%
Debt	$1,961	$197		9.1%

% of Revenue
Gross Margin	41.1%	(1.6	) pts
Gross Margin(1)	42.3%	(.4	) pts
MG&A	33.3%	(1.0	) pts
EBITDA	6.1%	(7.1	) pts
EBITDA(1)	11.6%	(1.6	) pts

(1)	Excludes restructuring charges, related expenses and reversals

Slide 49:    Gross margins remain strong…

	Gross Margin
1999	38.1%
2000	42.1%
2001	42.2%
2002 YTD	42.3	%(1)

(1)	Excludes restructuring related expenses

Gross Profit
% of Sales

Company	2001	Change From ‘97 to’01
Ralph	47.8	2.9
Columbia	45.2	1.5
LS&CO.	42.2	0.0
Tommy	41.2	(6.0)
Jones	41.1	8.9
Liz	40.6	0.4
Nike	38.7	2.2
PVH	35.0	4.5
Gap, Inc.	34.7	(3.5)
VF, Corp.	32.9	(1.2)
Haggar	32.3	2.7
DK	31.7	9.1
Guess	30.0	(14.0)
Russell	29.2	(1.0)

Source:	Company SEC filings

Slide 50:    Plant closures have made our cost structure more competitive

	1997	1998	1999	2000	2001	2002	2003F
	($ In Millions)
Cumulative Annualized Savings	$70	$165	$260	$340	$340	$390	$530
Cumulative Number of Facilities Closed	11	13	29	29	29	37	37

•	Greater capacity to improve retailer economics

•	Capacity for broad price point products

•	Ability to improve product features with a lower cost of goods

Slide 51:    Maintaining efficient expense structure

MG&A Expenses
% of Sales*

1999	2000	2001	2002 YTD
31.7%	31.9%	31.8%	33.3%

*	Includes advertising and promotions spending

SG&A
% of Sales

Company	2001	change from ‘97 to’01
Russell	15.4	(1.8)
Nike	17.5	1.8
VF	18.3	1.7
Columbia	22.4	(4.1)
LS&CO.	23.4	0.5
Haggar	23.6	1.5
Jones	23.7	6.1
Gap	23.8	1.4
DK	26.2	4.9
Liz	27.0	2.0
PVH	28.1	0.4
Guess	29.1	3.1
Tommy	29.3	4.0
Ralph	31.7	4.6

Source:	Company SEC filings

Slide 52:    Commitment to supporting our brands

Chart showing advertising and promotions spending as a percentage of revenue with Y-axis depicting % of revenue from 0% to 10% and X-axis depicting years from 1997 to 2002 on last 12 months basis. Chart shows for LS&CO. A&P spending was 6.9% of revenue in 1997, increasing to approximately 9.5% in 1999 and decreasing to 7.7% in 2002. For apparel peers, chart shows A&P spending was 4.7% of revenue in 1997, decreasing steadily to 3.8% in 2002.

Source:	Company SEC filings
Apparel peers: companies identified on slides 51 and 53

Slide 53:    Maintaining solid EBITDA margins

1999	2000	2001	2002 YTD
9.2%	12.8%	13.0%	11.6%

*	Excludes restructuring charges, related expenses and reversals

Drivers

•	Strong gross margins

•	Investment in Advertising and Promotion

•	Well-controlled operating expenses

Slide 54:    Debt reduced over $700 million since 1999

Gross Debt

1999	2000	2001	3Q02
$2,665	$2,126	$1,958	$1,961

•	Funding 2002 plant closures

•	Expect debt down from current levels by year-end

Slide 55:    We’re on track to achieve our 2002 financial targets

	Actuals			Target
	2000	2001	YTD	2002
Revenues(1)	(7)%	(7)%	(5)%	0-(4)%
Gross Margin(2)	42%	42%	42%	40-42%
Operating Expenses (% of sales)	32%	32%	33%	31-33%
EBITDA(2) Margin	13%	13%	12%	11-13%

(1)	On a constant currency basis.
(2)	Excludes restructuring charges, related expenses and reversals.

Slide 56:    2003 financial goals

Revenues(1)	2-5%
Gross Margin	40-42%
Operating Expenses (% of sales)	32-34%
EBITDA Margin	10.5-12.5%

(1)	On a constant currency basis.

(Note: during the oral presentation Mr. Chiasson stated that the Company expects debt levels to rise about $200 million during 2003 and then to come down towards the end of the year to be about even with the debt levels at the end of 2002)

Slide 57:    Refinancing update

•	We are confident in our ability to refinance upcoming debt maturities

—	Strong margins

—	Sales stabilization and strong prospects for growth

—	Proven commitment and ability to pay down debt

•	We are holding discussions with various financial institutions regarding financing

•	We will address our debt maturities and financing needs in a timely manner – precise timing will depend on market conditions

Slide 58:    Summary

•	Reached inflection point in business turnaround

•	Poised for growth in 2003

—	Continued progress with 5 key strategies

—	Mass channel entry

•	Competitive cost structure

•	Stable margins and strong cash flow

•	Continued improvement in capitalization

Slide 59:    Levi Strauss & Co.

October 2002